Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF NOVEMBER
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Lusican P. Spataro                                                   CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Lucian P. Spataro
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                               MONTH: NOVEMBER

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE           -------------------------------------------
PER THE DEBTOR'S BOOKS,                 SUNRISE     SUNRISE PMTS
not per the bank statement             OPERATING       MADE BY
                                     #052-978-7889    TESSERACT        TOTAL
                                     -------------    ---------     ------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                             --                             --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS     516,570.09      599,889.25   1,116,459.34
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                  516,570.09      599,889.25   1,116,459.34

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS       516,570.09                     516,570.09
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU.                       599,889.25     599,889.25
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
       ATTORNEY FEES                                                          --
       ACCOUNTANT FEES                                                        --
       OTHER PROFESSIONAL FEES                                                --
       U.S. TRUSTEE QUARTERLY FEE                                             --
       COURT COSTS                                                            --
  TOTAL DISBURSEMENTS                  516,570.09      599,889.25   1,116,459.34

ACCOUNT BALANCE -
END OF MONTH                                   --              --             --

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                    1,116,459.34
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:               1,116,459.34

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                     For the Month Ending November 30, 2000


REVENUE
Tuition and Fees Revenue                                          $1,339,960.22
Government Revenue                                                    71,934.95
Food Revenue                                                           3,682.70
Discounts                                                           (163,409.90)
Refunds/Returns                                                          (77.88)
                                                                  -------------

Total Revenue                                                      1,252,090.09
                                                                  -------------

OPERATIONAL COSTS
Salaries and Wages                                                   514,179.06
Taxes and Benefits                                                    50,712.37
Classroom Expenses                                                    15,889.16
Food Programs Expense                                                104,749.90
Transportation Expenses                                               22,464.83
Maintenance Expense                                                   61,925.37
Insurance Expense                                                    (14,625.74)
Rent Expense                                                         248,703.97
Security Services Expense                                              2,571.38
Personal Property Tax Expense                                         11,719.27
Real Propert Tax Expense                                              27,077.94
Utilities Expense                                                     27,222.70
                                                                  -------------

Total Operational Costs                                            1,072,590.21
                                                                  -------------

GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                          10,740.31
Bad Debt Expense                                                       5,074.93
Bank Charges/Processing Fees-A                                        17,246.05
Consultant Fees Expense                                                  170.00
Licenses & Fees Expense                                                1,764.88
Office/School Supplies Expense                                         2,545.65
Postage and Printing Expense                                             143.16
Pre-Employment Expense                                                 1,705.00
Telephone Expense                                                     16,373.32
Travel Expense                                                           464.58
Allocated Corporate Overhead                                         125,016.98
Other Expenses                                                        13,324.16
                                                                  -------------

Total General and Administrative Expenses                            194,569.02
                                                                  -------------

Other Income                                                             723.44
                                                                  -------------

Net Interest and Other Income (Expense)                                  723.44
                                                                  -------------

Depreciation Expense                                                  43,244.04
                                                                  -------------

Total Depreciation and Amortization                                   43,244.04
                                                                  -------------

REORGANIZATION EXPENSES
Professional Fees Allocated                                            4,392.08
                                                                  -------------

Total Reorganization Expenses                                          4,392.08
                                                                  -------------

Net Income                                                        $  (61,981.82)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                October 31, 2000


ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,700.00
Accounts Receivable, net                                             643,284.77
Prepaid Rent                                                         245,696.85
Other Current Assets                                                  21,562.25
                                                                  -------------

Total Current Assets                                                 920,243.87

Due From Tesseract                                                   737,281.94
Property and Equipment, net                                        1,135,034.96
Deposits and Other Assets                                            155,747.88
                                                                  -------------

Total Assets                                                      $2,948,308.65
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $  163,492.71
Checks in Process of Collection                                       33,256.57
Payroll and Related Accruals                                         364,596.33
Deferred Revenue and Tuition Deposits                                105,968.83
                                                                  -------------

Total Current Liabilities                                            667,314.44
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     671,639.72
Other Current Liabilities                                            118,018.51
Long-Term Debt                                                       239,635.26
                                                                  -------------

Total Pre-Petition Liabilities                                     1,029,293.49
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          201,885.17
                                                                  -------------

Total Long-Term Liabilities                                          345,546.51
                                                                  -------------

Total Liabilities                                                  2,042,154.44
                                                                  -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,125,117.90
Post Petition Retained Deficit                                      (218,963.69)
                                                                  -------------

Total Shareholders' Equity                                           906,154.21
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,948,308.65
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB

                                STATUS OF ASSETS


                                                          0-30         31-60          60+
ACCOUNTS RECEIVABLE                        TOTAL          DAYS          DAYS         DAYS
                                         ----------    ----------    ----------    ----------
TOTAL ACCOUNTS RECEIVABLE                   643,285       549,346        43,726        50,213
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                   643,285       549,346        43,726        50,213


                                         SCHEDULED                                  CURRENT
FIXED ASSETS                               AMOUNT      ADDITIONS     DELETIONS       AMOUNT
                                         ----------    ----------    ----------    ----------
REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT               1,020,140        13,467                   1,033,607
ACCUMULATED DEPRECIATION                   (413,993)      (34,986)                   (448,979)
NET BUILDINGS/PLANT                         606,147       (21,520)           --       584,628

EQUIPMENT                                   755,300           203                     755,504
ACCUMULATED DEPRECIATION                   (511,115)      (30,317)                   (541,432)
NET EQUIPMENT                               244,186       (30,114)           --       214,072

AUTOS & VEHICLES                            953,839                                   953,839
ACCUMULATED DEPRECIATION                   (625,670)      (19,600)                   (645,270)
NET AUTOS & VEHICLES                        328,170       (19,600)           --       308,570

CASE NUMBER: B-00-10939-ECF-RTB

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS


      POSTPETITION
   UNPAID OBLIGATIONS             TOTAL     0-30      31-60     61-90      91+
   ------------------            -------   -------   -------   -------   -------
ACCOUNTS PAYABLE                 163,492   122,404    41,088
TAXES PAYABLE                         43        43
ACCRUED PAYROLL AND BENEFITS     364,553   364,553
PREPAID TUITION                  105,969   105,969
SECURED DEBT
OUTSTANDING A/P CHECKS            33,257    33,257
OTHER (ATTACH LIST)
                                 -------   -------   -------   -------   -------
TOTAL POST-PETITION
  LIABILITIES                    667,314   626,226    41,088        --        --
                                 =======   =======   =======   =======   =======


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                        AMOUNT PD       TOTAL PD
NAME                            REASON FOR PAYMENT      THIS MONTH      TO DATE
----                            ------------------      ----------      -------
NONE


                                     --------            --------       -------
TOTAL PAYMENTS TO INSIDERS                                     --            --
                                     ========            ========       =======


                                  PROFESSIONALS

                 DATE OF COURT                                           TOTAL
               ORDER AUTHORIZING    AMOUNT     AMOUNT     TOTAL PAID    INCURRED
NAME                PAYMENT        APPROVED     PAID       TO DATE      & UNPAID
----                -------        --------     ----       -------      --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB

                                   CASE STATUS

QUESTIONNAIRE
                                                   YES              NO
                                                   ----            ----
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                            NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                          NO

ARE ANY WAGE PAYMENTS PAST DUE?                                     NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                         NO

CURRENT NUMBER OF EMPLOYEES: 479

INSURANCE
                      CARRIER AND    PERIOD     EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY       POLICY NUMBER   COVERED       DATE        & FREQUENCY
--------------       -------------   -------       ----        -----------
Gen Liability         CLI0018811       3/1/00      3/1/01    39,208.72 /month
Auto Liability        BAP0708409       5/1/00      3/1/01    Included above
Excess Liability      UMI0000552       3/1/00      3/1/01    Included above
Workers Comp          307512-4        12/1/00    11/30/01    Monthy as a % of PR
Gen Liability         CLI0018810       3/1/00      3/1/01    Included above
Blanket Contents      59UUNGG2042      5/1/00      3/1/01    Included above

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

Ranges:                From:         To:                                           From:        To:
Check Number           First         Last                          Check Date      11/01/2000   11/30/2000
Vendor ID              First         Last                          Checkbook ID    First        Last
Vendor Name            First         Last
Sorted By:             Check Number
* Voided Checks

Check Number           Vendor ID     Vendor Check Name               Check Date   Checkbook ID   Audit Trail Code     Amount
------------           ---------     -----------------               ----------   ------------   ----------------   -----------
100012037              AFTCOU000     AFTERMATH COURIER SERVICE         11/1/00      OPERATING     PMCHK00000004        $152.00
100012038              AKEUNS000     UNSUK AKERS                       11/1/00      OPERATING     PMCHK00000004        $352.00
100012039              ALEBRE000     BRENDA ALEXANDER                  11/1/00      OPERATING     PMCHK00000004         $10.00
100012040              APS200000     APS - 2907                        11/1/00      OPERATING     PMCHK00000004        $230.48
100012041              ARIPEN000     ARIZONA PENNYSAVER                11/1/00      OPERATING     PMCHK00000004        $672.00
100012042              COODEB000     DEBIANNE COOPRIDER                11/1/00      OPERATING     PMCHK00000004         $23.87
100012043              COPENT000     COPPERTREE ENTERPRISES LLC        11/1/00      OPERATING     PMCHK00000004        $300.00
100012044              COUBRI000     BRIAN COUSINS                     11/1/00      OPERATING     PMCHK00000004         $50.00
100012045              CROBAN000     CROWN BANK LEASING                11/1/00      OPERATING     PMCHK00000004        $738.95
100012046              DATNAN000     NANDA DATTA                       11/1/00      OPERATING     PMCHK00000004        $134.55
100012047              DEPOFPUSA     DEPARTMENT OF PUBLIC SAFETY -     11/1/00      OPERATING     PMCHK00000004        $572.00
100012048              ELLKAT000     KATHY ELLIS                       11/1/00      OPERATING     PMCHK00000004         $50.00
100012049              FAMTIM000     FAMILY TIMES, INC.                11/1/00      OPERATING     PMCHK00000004        $645.00
100012050              FINNIC000     NICOLE FINCH                      11/1/00      OPERATING     PMCHK00000004         $10.00
100012051              GLADOC000     GLASS DOCTOR                      11/1/00      OPERATING     PMCHK00000004        $590.40
100012052              HENADR000     ADRIANNE HENRY                    11/1/00      OPERATING     PMCHK00000004         $10.00
100012053              HOSCAM000     CAMBRIDGE HOSSIFELD               11/1/00      OPERATING     PMCHK00000004         $18.60
100012054              KRATER000     TERRILYNN KRAMER                  11/1/00      OPERATING     PMCHK00000004         $10.00
100012055              MONROX000     MONTANEZ, ROXANN                  11/1/00      OPERATING     PMCHK00000004         $89.59
100012056              MOTVEH000     MOTOR VEHICLE DIVISION            11/1/00      OPERATING     PMCHK00000004        $230.50
100012057              NEWLYN000     LYNNETTE NEWCOMB                  11/1/00      OPERATING     PMCHK00000004         $10.00
100012058              ORIDIA000     DIANE ORICK                       11/1/00      OPERATING     PMCHK00000004         $10.00
100012059              PACALA000     PACIFIC ALARMS COMPANY            11/1/00      OPERATING     PMCHK00000004        $324.00
100012060              PETSTA000     STACEY PETO                       11/1/00      OPERATING     PMCHK00000004         $60.95
100012061              PROUSA000     PROFORCE USA                      11/1/00      OPERATING     PMCHK00000004     $11,284.94
100012062              ROAFIR000     ROADRUNNER FIRE & SAFETY          11/1/00      OPERATING     PMCHK00000004        $133.37
100012063              SULSPR000     SULPHUR SPRINGS ELECTRIC          11/1/00      OPERATING     PMCHK00000004         $85.60
100012064              THORAE000     THOMAS, RAE ANN                   11/1/00      OPERATING     PMCHK00000004         $53.97
100012065              THUMOU000     THUNDER MOUNTAIN CLEANING SERV    11/1/00      OPERATING     PMCHK00000004      $2,399.50
100012066              U0CWIN000     U-C WINDOW CLEANING               11/1/00      OPERATING     PMCHK00000004        $780.16
100012067              US0BAN000     US BANK NATIONAL ASSOCIAT-401K    11/1/00      OPERATING     PMCHK00000004      $5,788.41
100012068              US0WES003     US WEST COMMUNICATIONS-29060      11/1/00      OPERATING     PMCHK00000004        $898.26
100012069              WELEMI000     EMILY WELLMAN                     11/1/00      OPERATING     PMCHK00000004        $120.00
100012070              AZCON0000     AZ CONSTRUCTION AND MAINTENANC    11/2/00      OPERATING     PMCHK00000005     $11,629.46
100012071              EXTCLE000     EXTRACTION CLEANING COMPANY       11/2/00      OPERATING     PMCHK00000005      $1,320.00
100012072              STRPLU000     STRUSE PLUMBING INC.              11/2/00      OPERATING     PMCHK00000005      $2,985.00
100012073              US0FOO000     US FOODSERVICE                    11/2/00      OPERATING     PMCHK00000005     $14,499.94
100012074              US0FOO000     US FOODSERVICE                    11/6/00      OPERATING     PMCHK00000006      $5,530.29
100012075              US0FOO000     US FOODSERVICE                    11/9/00      OPERATING     PMCHK00000007     $18,648.80
100012076              DAIMAR000     DAILEY, MARGE                     11/9/00      OPERATING     PMCHK00000008        $500.00
100012077              APS200000     APS - 2907                       11/13/00      OPERATING     PMCHK00000009      $3,781.51
100012078              ARIAIR000     ARIZONA AIR-SCENT                11/13/00      OPERATING     PMCHK00000009        $880.36
100012079              ARIREP000     ARIZONA REPUBLIC                 11/13/00      OPERATING     PMCHK00000009        $468.00
100012080              AT&T000       AT& T 78522                      11/13/00      OPERATING     PMCHK00000009      $1,573.89
100012081              AT&T78522     AT&T - 78225                     11/13/00      OPERATING     PMCHK00000009        $337.44
100012082              AUTDAT000     AUTOMATIC DATA PROCESSING ADP    11/13/00      OPERATING     PMCHK00000009      $1,589.38
100012083              AZCON0000     AZ CONSTRUCTION AND MAINTENANC   11/13/00      OPERATING     PMCHK00000009      $4,869.51
100012084              BELVIS000     BELLA VISTA WATER COMPANY        11/13/00      OPERATING     PMCHK00000009        $212.49
100012085              BRICOM000     BRIXTON COMMERCIAL CLEANING      11/13/00      OPERATING     PMCHK00000009      $1,000.00
100012086              BRU000000     BRUBAKER,JULIE                   11/13/00      OPERATING     PMCHK00000009        $116.87
100012087              BUI70U000     BUILDING 7 UNION HILLS LLC       11/13/00      OPERATING     PMCHK00000009      $1,215.60
100012088              CITCHAUT1     CITY OF CHANDLER - UTILITIES     11/13/00      OPERATING     PMCHK00000009        $220.74
100012089              CITPHO296     CITY OF PHOENIX  29663           11/13/00      OPERATING     PMCHK00000009        $578.13
100012090              CITTEM296     CITY OF TEMPE - 29617            11/13/00      OPERATING     PMCHK00000009        $176.60
100012091              CON000000     CONCENTRA                        11/13/00      OPERATING     PMCHK00000009        $490.00
100012092              COUCHE000     COURTESY CHEVROLET               11/13/00      OPERATING     PMCHK00000009      $3,679.37
100012093              DEPOFPUSA     DEPARTMENT OF PUBLIC SAFETY -    11/13/00      OPERATING     PMCHK00000009      $1,056.00
100012094              EARCOM000     EARLYCHILDHOOD.COM               11/13/00      OPERATING     PMCHK00000009        $193.02
100012095              ELDCHR000     CHRISTINE ELDRIDGE               11/13/00      OPERATING     PMCHK00000009        $228.00
100012096              FREMEY000-B   FRED MEYERS                      11/13/00      OPERATING     PMCHK00000009        $202.38
100012097              HEAIMC000     HEALTHSOUTH IMC  INC-PHOENIX     11/13/00      OPERATING     PMCHK00000009         $99.00
100012098              HEASAV000     HEART SAVERS                     11/13/00      OPERATING     PMCHK00000009         $84.00
100012099              JONDEB000     DEBRA ANN JONES                  11/13/00      OPERATING     PMCHK00000009        $228.00
100012100              LPS000000     LPS.CO                           11/13/00      OPERATING     PMCHK00000009        $302.25
100012101              MARTRE000     MARICOPA COUNTY TREASURER        11/13/00      OPERATING     PMCHK00000009        $150.90
100012102              MOUPAR001     MOUNTAIN PARK RANCH HOA          11/13/00      OPERATING     PMCHK00000009         $23.00
100012103              PROUSA000     PROFORCE USA                     11/13/00      OPERATING     PMCHK00000009      $2,217.65

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

Ranges:                From:         To:                                           From:        To:
Check Number           First         Last                          Check Date      11/01/2000   11/30/2000
Vendor ID              First         Last                          Checkbook ID    First        Last
Vendor Name            First         Last
Sorted By:             Check Number
* Voided Checks

Check Number           Vendor ID     Vendor Check Name               Check Date   Checkbook ID   Audit Trail Code     Amount
------------           ---------     -----------------               ----------   ------------   ----------------   -----------
100012104              SOUGAS000     SOUTHWEST GAS CORPORATION        11/13/00      OPERATING     PMCHK00000009          $45.37
100012105              SRP2950       SRP2950                          11/13/00      OPERATING     PMCHK00000009      $19,950.00
100012106              TERINT000     TERMINEX INTERNATIONAL           11/13/00      OPERATING     PMCHK00000009         $597.00
100012107              TOOLOR000     LORI TOOLEY                      11/13/00      OPERATING     PMCHK00000009         $127.39
100012108              TOWOF0002     TOWN OF GILBERT - UTILITIES      11/13/00      OPERATING     PMCHK00000009         $295.98
100012109              US0BAN000     US BANK NATIONAL ASSOCIAT-401K   11/13/00      OPERATING     PMCHK00000009       $5,563.68
100012110              US0WES003     US WEST COMMUNICATIONS-29060     11/13/00      OPERATING     PMCHK00000009       $1,771.51
100012111              VEL000000     VELA,DANA                        11/13/00      OPERATING     PMCHK00000009         $145.67
100012112              WASMAN001     WASTE MANAGEMENT OF ARIZONA      11/13/00      OPERATING     PMCHK00000009       $1,334.89
100012113              WESINN000     WESTERN INNOVATIONS INC          11/13/00      OPERATING     PMCHK00000009       $6,040.66
100012114              MARPUB000     MARCOA PUBLISHING INC            11/13/00      OPERATING     PMCHK00000009         $625.00
100012115              CENLEA000     CENTENNIAL LEASING & SALES INC   11/13/00      OPERATING     PMTRX00000017         $408.65
100012117              FIDCON000     FIDELITY CONTRACT SERVICES,INC   11/14/00      OPERATING     PMCHK00000010      $16,841.08
100012118              SLAJAC000     JACK SLATE                       11/14/00      OPERATING     PMCHK00000010         $969.78
100012119              GILBER000     BERNITA GILLIAM                  11/14/00      OPERATING     PMTRX00000022         $477.17
100012120              US0FOO000     US FOODSERVICE                   11/16/00      OPERATING     PMCHK00000011      $16,407.16
100012121              APS200000     APS - 2907                       11/16/00      OPERATING     PMTRX00000027      $25,945.00
100012122              JL0HAM000     JL HAMMETT CO-  NO               11/16/00      OPERATING     PMTRX00000028         $485.47
100012123              EDWROY000     ROY EDWARDS                      11/17/00      OPERATING     PMCHK00000012         $536.43
100012124              ARC000000     ARC                              11/17/00      OPERATING     PMTRX00000030         $831.84
100012125              SRTA INV000   STAR INVENTORY SERVICES, L.L.C   11/20/00      OPERATING     PMCHK00000013       $4,480.50
100012126              US0FOO000     US FOODSERVICE                   11/21/00      OPERATING     PMCHK00000014      $16,456.91
100012127              BOWTAM000     TAMI BOWEN                       11/21/00      OPERATING     PMCHK00000015         $328.41
100012128              CASELI000     ELIZABETH CASON                  11/21/00      OPERATING     PMCHK00000015         $422.09
100012129              CHEUSA000     CHEVRON USA INC                  11/21/00      OPERATING     PMCHK00000015       $7,604.44
100012130              DYCNAN000     DYCK, NANCY                      11/21/00      OPERATING     PMCHK00000015         $382.09
100012131              FEIBRE000     BRENDA FEIDLER                   11/21/00      OPERATING     PMCHK00000015         $366.23
100012132              KRATER000     TERRILYNN KRAMER                 11/21/00      OPERATING     PMCHK00000015         $369.62
100012133              MARALF000     ALFREDA MARTIN                   11/21/00      OPERATING     PMCHK00000015         $296.83
100012134              MONROX000     MONTANEZ, ROXANN                 11/21/00      OPERATING     PMCHK00000015         $200.00
100012135              THORAE000     THOMAS, RAE ANN                  11/21/00      OPERATING     PMCHK00000015         $285.82
100012136              TPA000000     TPA                              11/21/00      OPERATING     PMCHK00000015       $7,095.51
100012137              VIP000000     VIP                              11/27/00      OPERATING     PMCHK00000016          $15.75
100012138              VIP000000     VIP                              11/27/00      OPERATING     PMCHK00000016          $15.75
100012139              VIP000000     VIP                              11/27/00      OPERATING     PMCHK00000016          $15.75
100012140              VIP000000     VIP                              11/27/00      OPERATING     PMCHK00000016          $15.75
100012141              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016          $62.72
100012142              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016         $315.66
100012143              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016         $315.66
100012144              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016         $162.30
100012145              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016         $167.18
100012146              MOTVEH000     MOTOR VEHICLE DIVISION           11/27/00      OPERATING     PMCHK00000016         $167.18
100012147              LARDEB000     DEB LARSON                       11/28/00      OPERATING     PMCHK00000017          $35.90
100012148              SANBAR000     SANTA BARBARA BANK & TRUST       11/28/00      OPERATING     PMCHK00000017         $289.17
100012149              SANBAR000     SANTA BARBARA BANK & TRUST       11/28/00      OPERATING     PMCHK00000017         $577.90
100012150              SANBAR000     SANTA BARBARA BANK & TRUST       11/28/00      OPERATING     PMCHK00000017       $7,657.13
100012151              US0BAN000     US BANK NATIONAL ASSOCIAT-401K   11/28/00      OPERATING     PMCHK00000017       $2,355.63
100012152              US0BAN000     US BANK NATIONAL ASSOCIAT-401K   11/28/00      OPERATING     PMCHK00000017         $397.42
100012153              4DPROP000     4D PROPERTIES                    11/29/00      OPERATING     PMCHK00000018      $11,772.03
100012154              ANCVIL000     ANCALA VILLAGE SHOPPING CENTER   11/29/00      OPERATING     PMCHK00000018      $16,622.87
100012155              BUI70U000     BUILDING 7 UNION HILLS LLC       11/29/00      OPERATING     PMCHK00000018       $7,626.51
100012156              DERENT000     DER ENTERPRISES LLP              11/29/00      OPERATING     PMCHK00000018      $15,132.93
100012157              DIVINS000     DIVALL INSURED INCOME PROP INC   11/29/00      OPERATING     PMCHK00000018      $11,418.37
100012158              FIDCON000     FIDELITY CONTRACT SERVICES,INC   11/29/00      OPERATING     PMCHK00000018      $16,481.08
100012159              JONEAR000     EARL JONES                       11/29/00      OPERATING     PMCHK00000018      $10,821.18
100012160              MCCVEN003     MCCLINTOCK VENTURE LC            11/29/00      OPERATING     PMCHK00000018      $13,067.25
100012161              MESDEV000     MESA DEVELOPMENT INC             11/29/00      OPERATING     PMCHK00000018      $12,568.84
100012162              PEOINV000     PEORIA INVESTMENTS INC           11/29/00      OPERATING     PMCHK00000018      $18,550.59
100012163              SANVIL003     SANTIAGO VILLA  (#129)           11/29/00      OPERATING     PMCHK00000018      $13,836.33
100012164              SANVIL005     SANTIAGO VILLA  (#124)           11/29/00      OPERATING     PMCHK00000018      $14,980.76
100012165              SC0WAR000     SC WARNER TEMPE, INC.            11/29/00      OPERATING     PMCHK00000018      $12,330.04
100012166              SDMFAM000     SDM FAMILY CORP                  11/29/00      OPERATING     PMCHK00000018      $13,794.27
100012167              SUNPRE000     SUNRISE PRESCHOOL VI INVESTME    11/29/00      OPERATING     PMCHK00000018      $18,624.11
100012168              THEYOU000     THE YOUNG ONES CENTER            11/29/00      OPERATING     PMCHK00000018       $6,525.16
100012169              WELFAR002     WELLS FARGO BANK                 11/29/00      OPERATING     PMCHK00000018      $18,541.69
100012170              WILPRE000     WILLIS PRESCHOOL VI              11/29/00      OPERATING     PMCHK00000018      $13,002.84
100012171              CLEOF0002     CLERK OF SUPERIOR COURT          11/30/00      OPERATING     PMCHK00000019          $18.00
100012172              MOTVEH000     MOTOR VEHICLE DIVISION           11/30/00      OPERATING     PMCHK00000019         $167.18
100012173              SECOF0000     SECRETARY OF STATE               11/30/00      OPERATING     PMCHK00000019          $25.00
100012174              STOLON000     LONN STONE                       11/30/00      OPERATING     PMCHK00000019          $10.00
100012175              US0FOO000     US FOODSERVICE                   11/30/00      OPERATING     PMCHK00000020      $10,634.28
     1004              AZCON0000     AZ CONSTRUCTION AND MAINTENANC    11/2/00      OPERATING     PMPAY00000005       $1,837.07
REMIT000000000000002   SUNPET000-B   SUNRISE PETTY CASH               11/13/00                    PMCHK00000009           $0.00
                                                                                                                    -----------
Total Checks: 140                                                                     Total Amount of Checks:       $516,570.09
                                                                                                                    ===========

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                        $   14,395.08
                                                                  -------------

Cash In:  Telecheck                                               $  204,855.77
          Credit Card Deposit (Preschools)                           514,388.09
          Regular Deposits (Preschools)                              466,871.05
                                                                  -------------
Daily Cash In:                                                    $1,186,114.91
                                                                  =============

Cash Out: Preschool A/P                                           $  516,570.09
          Preschool Payroll                                          485,810.14
          Corporate A/P (allocated)                                  114,079.11
          Preschool NSF                                                5,320.57
                                                                  -------------
Daily Cash Out:                                                   $1,121,779.91
                                                                  =============

Net Cash In/Out:                                                  $   64,335.00
                                                                  -------------
ENDING FUNDS AVAILABLE:                                           $   78,730.08
                                                                  =============